                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement         [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            CNA Income Shares, Inc.
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                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                        [CNA INCOME SHARES, INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                  CNA PLAZA
                                                  CHICAGO, ILLINOIS 60685

                                                               February 26, 1999

TO THE STOCKHOLDERS OF
CNA INCOME SHARES, INC.

     An Annual Meeting of Stockholders of CNA Income Shares, Inc., a Maryland corporation (the "Company"), will be held on April 23, 1999, at 2:00 P.M., Chicago Time, in Room 305, CNA Plaza, 333 South Wabash Avenue, Chicago, Illinois 60685, for the following purposes and for the transaction of such other business as may properly come before the meeting:

     (1) the election of six directors;

     (2) the approval of the continuation of the Investment Advisory Agreement, as amended, between the Company and Continental Assurance Company;

     (3) the approval of the appointment of The Chase Manhattan Bank as a sub-investment advisor of the Company for the purpose of engaging in repurchase, reverse repurchase and securities lending arrangements on behalf of the Company.

     (4) the ratification of the selection made by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 1999.

     The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. The Board of Directors has established the close of business on February 22, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each stockholder is invited to attend the Annual Meeting of Stockholders in person. If you cannot be present at the meeting we urge you to fill in, sign and promptly return the enclosed proxy in the envelope provided for that purpose.

                                            By Order of the Board of Directors

                                                    LYNNE GUGENHEIM
                                                    Secretary

                        [CNA INCOME SHARES, INC. LOGO]

                                   CNA PLAZA
                            CHICAGO, ILLINOIS 60685
                                 (312) 822-4181

                                PROXY STATEMENT

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CNA Income Shares, Inc., a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 23, 1999, at 2:00 P.M., Chicago Time, in Room 305, CNA Plaza, 333 South Wabash Avenue, Chicago, Illinois 60685 and at any and all adjournments thereof.

     The proxy statement and form of proxy were first sent to the Company's stockholders on or about February 26, 1999. Proxies may be solicited by mail, telephone, telecopier and personal interview by a few regular employees of the Company. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock held of record by such institutions. The cost of soliciting proxies will be paid by the Company.

     PROXIES WILL BE VOTED AS SPECIFIED. HOWEVER, IF NO CONTRARY SPECIFICATIONS ARE MADE IN A PROXY, IT WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 HEREINAFTER SET FORTH. Abstentions are considered as shares present and entitled to vote at the meeting, but are not counted as votes cast with respect to the Proposal to which the abstention relates. A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person, and for which the broker has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to Proposals 1, 2 and 4 hereinafter set forth. However, such broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules to vote the beneficial owner's shares with respect to Proposal 3 hereinafter set forth; with respect to Proposal 3, any broker or nominee "non-votes" shall be considered as shares which are not present or voted at the meeting. The enclosed proxy is revocable by you at any time. Signing and mailing the proxy will not affect your right to revoke the proxy, to give a later proxy or to attend the meeting and to vote your shares in person. Stockholders should send proxies to the following address:

                       The Bank of New York
                       CNA Income Shares, Inc.
                       Proxy Department
                       P.O. Box 11058
                       New York, NY 10203-0058

     At the close of business on February 22, 1999, the date of determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof, there were issued and outstanding 9,044,984 shares of common stock of the Company, each entitling its holder to one noncumulative vote, constituting all of the Company's then outstanding securities which entitle their holders to vote at the Annual Meeting.

     To the best of the Company's knowledge, as of February 1, 1999 no person or group owned 5% or more of the Company's outstanding shares of common stock. As of that date, the Company's 9 directors and officers, as a group, beneficially owned 1,294 shares, constituting .014% of the Company's outstanding shares of common stock, all of such shares being owned with sole voting power and sole investment power, except for 200 shares owned by Franklin A. Cole, a director of the Company, in joint tenancy with his spouse (Mr. Cole's voting power and investment power with respect to such 200 shares being shared with his spouse).

     The Company's 1998 annual report is being mailed together with this proxy statement. Any stockholder who desires additional copies may obtain them upon request by writing to The Bank of New York, Shareholder Relations
Department -- 11E, P.O. Box 11258, Church Street Station, New York, NY 10286.

STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in proxy materials for the 2000 Annual Meeting of Stockholders should be addressed to the Company's Secretary, CNA Plaza, 23S, Chicago, Illinois 60685, and must be received not later than October 30, 1999. If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders but does not seek inclusion of that proposal in the Company's proxy statement for that meeting, the proxy holders for that meeting will be entitled to exercise discretionary authority on that proposal if the Company has not received notice of the proposal by January 13, 2000. If notice of any such proposal is timely received, the proxy holders may exercise discretionary authority with respect to such proposal but only to the extent permitted by the regulations of the Securities and Exchange Commission.

                            1. ELECTION OF DIRECTORS

     Six directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. To be elected, they must receive the affirmative votes of the holders of at least a majority of the shares of the Company's outstanding common stock present at the Annual Meeting in person or by proxy. The nominees listed below have been nominated by the nominating committee of the Board of Directors. If any of the nominees are unable to serve as directors, the persons named in the proxy will vote the proxies for such other persons as the nominating committee may select. All of the nominees listed below have agreed to serve as directors if elected. The Company presently knows of no reason why any of the nominees listed below will be unable to serve if elected. All nominees except Edward S. Bottum are presently directors of the Company whose terms expire at the Annual Meeting or, if later, when their successors are elected and qualified.

                                                                                                   NUMBER OF
                                                                                                  WHOLE SHARES
                                                                                                     OWNED
                                                                                                  BENEFICIALLY
                                PRINCIPAL OCCUPATION FOR THE LAST                 DIRECTOR     AS OF FEBRUARY 1,
                             FIVE YEARS AND OTHER DIRECTORSHIPS HELD     AGE       SINCE            1999(1)
NOMINEE                      ---------------------------------------     ---      --------     -----------------
Edward S. Bottum......... Managing Director, Chase Franklin Cor-          65        1999              None
                            poration (merchant banking)(2) since April
                            1990; Director, Kellwood Company (women's
                            apparel manufacturer) since 1981; Trustee,
                            Time Horizon Funds (mutual funds family)
                            since July 1995; Trustee, Pacific Horizon
                            Funds (mutual funds family) since January
                            1998; Trustee and Chairman, Pacific
                            Innovations Trust (mutual fund for variable
                            annuities) since December 1997 and December
                            1996, respectively; Trustee, Underwriters
                            Laboratories, Inc. (product safety
                            certification) since May 1997; Former Vice
                            Chairman, Continental Bank N.A. (retired
                            1990).
Franklin A. Cole......... Chairman of the Board, Croesus Corporation      72        1985             1,100(3)
                            (financial services, investments and
                            investment management); Director, Aon
                            Corporation (insurance holding company) and
                            Duff & Phelps Utilities Income Inc.
                            (closed-end investment company).
Sidney Davidson.......... Distinguished Service Professor Emeritus,       79        1973               194
                            Graduate School of Business, University of
                            Chicago, since November 1997. Prior
                            thereto, Ernst & Young Distinguished
                            Service Professor of Accounting, and
                            Director of Business Research at the
                            Graduate School of Business, University of
                            Chicago.

                                                                                                   NUMBER OF
                                                                                                  WHOLE SHARES
                                                                                                     OWNED
                                                                                                  BENEFICIALLY
                                PRINCIPAL OCCUPATION FOR THE LAST                 DIRECTOR     AS OF FEBRUARY 1,
                             FIVE YEARS AND OTHER DIRECTORSHIPS HELD     AGE       SINCE            1999(1)
NOMINEE                      ---------------------------------------     ---      --------     -----------------
Richard W. Dubberke*..... Vice President and Treasurer of the Company;    61        1975              None
                            Committee Member of Continental Assurance
                            Company Separate Account (B) (open-end
                            investment company); Vice President and
                            Manager of Corporate Bond Investments of
                            Continental Assurance Company ("Adviser")
                            and Continental Casualty Company
                            ("Casualty") (4).
Marilou R. McGirr*....... Vice President and Assistant Treasurer of the   45        1998              None
                            Company since April 1992; Vice President of
                            the Adviser and Casualty since January
                            1997, Assistant Vice President of the
                            Adviser and Casualty from January 1995 to
                            January 1997, Director, Money Desk, of the
                            Adviser and Casualty from September 1993 to
                            January 1995. Prior thereto, Fixed Income
                            Trader of the Adviser and Casualty.
                            Committee Member and Chairman of the
                            Committee of Continental Assurance Company
                            Separate Account (B) (open-end investment
                            company) since November 1997.
David G. Taylor.......... Retired; formerly Managing Director, Chemical   69        1995              None
                            Bank.

---------------
 * An "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act"), of the Company and of the Adviser, by virtue of being an officer of the Company and an officer of the Adviser.

(1) The shares listed are owned with sole voting power and sole investment power, except as otherwise indicated. As of February 1, 1999, the shares owned by all six nominees, in the aggregate, represented .014% of the outstanding shares of the Company's common stock.

(2) Mr. Bottum is a director of Chase Franklin, a registered broker dealer with the Securities and Exchange Commission. Chase Franklin does not execute portfolio transactions for the Company nor does it engage in principal transactions with or act as an underwriter for the Company. Mr. Bottum has advised the Company that Chase Franklin will not execute portfolio transactions for, engage in principal transactions with, or act as an underwriter for the Company during any period when he is a Director. Accordingly, Mr. Bottum will not be considered interested persons of the Company because of his relationship with Chase Franklin.

(3) 200 of these shares are beneficially owned by Mr. Cole and his spouse in joint tenancy. Mr. Cole shares voting power and investment power with respect to such 200 shares with his spouse.

(4) CNA Financial Corporation, a Delaware corporation ("CNA Financial"), CNA Plaza, Chicago, Illinois 60685, owns all of the stock of Casualty which, in turn, owns all of the stock of the Adviser. See "Approval of the Continuation of the Investment Advisory Agreement, As Amended".

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS AND OFFICERS

  Standing Committees

     The Board of Directors annually elects certain of its members to standing audit and nominating committees. Messrs. Cole, Davidson (Chairman), and Taylor and A. Dean Swift, a director who is not standing for re-election, are currently members of the audit committee. The audit committee makes recommendations to the Board of Directors regarding the engagement of the independent auditors; reviews and approves the scope of the audit and the fees and other arrangements regarding such services; reviews the independence of the auditors; reviews with the independent auditors the plan and results of the audit engagement; and generally reviews the adequacy of the Company's accounting systems and internal accounting controls. Messrs. Cole (Chairman), Davidson, Swift and Taylor are currently members of the nominating committee. The nominating committee reviews the performance of incumbent directors and officers; considers candidates for the Board of Directors and offices of the Company; and makes recommendations to the Board of Directors regarding retention of incumbent directors, selection of nominees for election as directors and election as officers of the Company, and membership on the standing and ad hoc committees of the Board of Directors. The nominating committee will consider nominees recommended by the stockholders for election as directors at the 2000 Annual Meeting of Stockholders. Such recommendations should be submitted in writing to the Secretary of the Company, CNA Plaza, Chicago, Illinois 60685, not later than December 31, 1999, so that the nominating committee will have ample time to evaluate the recommendations. The Board of Directors does not have a standing compensation committee.

     If elected, it is anticipated that Mr. Bottum would serve on the Audit Committee and Nominating Committee.

  Meetings

     The Board of Directors held four meetings in 1998. In addition, the audit committee held two meetings and the nominating committee held two meetings in 1998. Each director attended all of the meetings of the Board of Directors except Mr. Swift who attended 75% of the meetings. Each member of the audit and nominating committees attended all of the meetings thereof held while he was serving as a member thereof.

  Certain Material Relationships of Nominees for Director

     No director or nominee for director of the Company has served as an officer of the Company or the Adviser or had any other material interest in or relationship with the Company, the Adviser or any of their respective affiliates during the past five years, except as noted above in the table listing the nominees for election as directors of the Company.

  Remuneration of Directors and Officers

     The Company pays each of its directors a director's fee and reimburses directors for expenses incurred in attending meetings of the Company's Board of Directors and committees thereof, except that no payments are made to any directors who are officers or employees of or special consultants to the Adviser, CNA Financial or any of their affiliated companies. Therefore, neither Mr. Dubberke nor Ms. McGirr has received or will receive any such payments. The director's fee is currently $10,000 per annum. Directors who are not "interested persons" (as defined in the 1940 Act) received an aggregate of $16,388 in reimbursement for expenses in 1998. The Company pays no other compensation to its directors or officers for their services.

     The following table sets forth information regarding the compensation of all directors of the Company for services rendered in 1998 to the Company and to funds deemed to be included in the same fund complex as the Company. A "fund complex" for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.

                               COMPENSATION TABLE

                               AGGREGATE      PENSION OR RETIREMENT     ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
                              COMPENSATION   BENEFITS ACCRUED AS PART    BENEFITS UPON      FUND AND FUND COMPLEX
  NAME OF PERSON, POSITION     FROM FUND         OF FUND EXPENSES          RETIREMENT         PAID TO DIRECTORS
  ------------------------    ------------   ------------------------   ----------------   -----------------------
Franklin A. Cole,
  Director..................    $10,000           None                     None                    $10,000
Sidney A. Davidson,
  Director..................    $10,000           None                     None                    $10,000
Richard W. Dubberke,
  Director*.................    None              None                     None                 None
Marilou R. McGirr
  Director*.................    None              None                     None                 None
A. Dean Swift,
  Director..................    $10,000           None                     None                    $10,000
David G. Taylor
  Director..................    $10,000           None                     None                    $10,000

---------------
* An "interested person" (as defined in Section 2(a)(19) of the 1940 Act).

  Executive Officers

     The Company has five executive officers: Richard W. Dubberke, Lynne Gugenheim, Meghan K. Halloran, Marilou R. McGirr and Douglas B. Schaeffer. Ms. Gugenheim is 39 years old and has been Secretary of the Company and Continental Assurance Company Separate Account (B) since April 1995. Since January 1996, Ms. Gugenheim has been a Vice President and Associate General Counsel of the Adviser and Casualty. From November 1994 to December 1995, she was an Assistant Vice President and Assistant General Counsel of the Adviser and Casualty. From 1991 to November 1994, Ms. Gugenheim was Counsel of the Adviser and Casualty. Ms. Halloran is 30 years old and has been a Vice President of the Company since August 1997, Director, Money Desk, of the Adviser and Casualty since August 1997, Manager, Money Desk of the Adviser and Casualty from September 1995 to August 1997. Prior thereto, Ms. Halloran was Capital Markets Administrator at Ameritech Corporation. Mr. Schaeffer is 34 years old and has been Vice President of the Company since April 1998, Director, Securities Operations, of the Adviser and Casualty since March 1996 and Short Term Portfolio Manager of the Adviser and Casualty from October 1994 to March 1996. Prior thereto, Mr. Schaeffer was an Investment Analyst of the Adviser and Casualty. Information regarding Mr. Dubberke and Ms. McGirr is contained in the table on pages 3 and 4 of this Proxy Statement. All officers are elected annually to serve for terms of one year and until their respective successors are elected and qualified.

               2. APPROVAL OF THE CONTINUATION OF THE INVESTMENT
                         ADVISORY AGREEMENT, AS AMENDED

     At a meeting held for such purpose on January 25, 1999, the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Company, by votes cast in person, approved the continuation of the Investment Advisory Agreement dated March 21, 1975, as amended, between the Company and the Adviser, Continental Assurance Company, CNA Plaza, Chicago, Illinois 60685 (the "Advisory Agreement"), and decided, as a matter of policy, to submit such continuation for approval by a vote of the stockholders. The continuation of the Advisory Agreement was last approved by the stockholders at the 1998 Annual Meeting of Stockholders held on April 24, 1998.

     Pursuant to the 1940 Act, in order for the Advisory Agreement to remain in effect, it must be approved by a majority of the outstanding voting securities of the Company. A majority, for such purposes, means the lesser of (a) 67% of the Company's outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Company are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Company. The Company's only outstanding voting securities are the outstanding shares of its common stock.

     If approved by a majority (as defined above) of the stockholders at the Annual Meeting, the Advisory Agreement will continue from year to year thereafter so long as such continuance is specifically approved at least annually by (1) the Board of Directors of the Company or the vote of the holders of a majority (as defined above) of the outstanding voting securities of the Company and (2) the vote of a majority of the directors of the Company who are not interested persons of the Adviser or the Company cast in person at a meeting called for the purpose of voting upon such approval. The Advisory Agreement provides that the Adviser shall have no liability to the Company or any stockholder of the Company for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under such Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part or from reckless disregard by the Adviser of its obligations and duties under such Agreement. The Advisory Agreement also provides that it will terminate automatically in the event of its assignment and that, additionally, it is terminable at any time, without penalty, by the Board of Directors of the Company on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Company.

     The Adviser is a wholly owned subsidiary of Casualty, which, in turn, is a wholly owned subsidiary of CNA Financial. (As of February 1, 1999, Casualty also owned 113,053 shares of common stock of the Company, constituting 1.2% of the outstanding shares of the Company's common stock.) The Adviser is a stock life insurance company organized under the Illinois Insurance Code in 1911 and is an investment adviser registered under the Investment Advisers Act of 1940. As of December 31, 1998, it had total assets of approximately $14.2 billion and equity of approximately $2.4 billion. The Adviser operates twelve "separate accounts" which had total assets aggregating approximately $5.2 billion as of December 31, 1998.

     Loews Corporation, a Delaware corporation ("Loews"), 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 85% of the outstanding voting stock of CNA Financial as of December 31, 1998. As of December 31, 1998, Laurence A. Tisch and Preston R. Tisch owned approximately 31% of the outstanding common stock of Loews and may therefore be deemed to be parents of Loews, and thus of CNA Financial and the Adviser, within the meaning of the federal securities laws. Laurence A. Tisch and Preston R. Tisch are brothers.

     Pursuant to the Advisory Agreement, a copy of which is attached hereto as Exhibit A, the Adviser provides the Company with an investment program complying with the investment objectives, policies and restrictions of the Company and, in carrying out such program, makes the investment decisions and is responsible for the investment and reinvestment of the Company's assets. The Adviser performs research, statistical analysis and continuous supervision of the Company's investment portfolio. The Adviser bears the cost of fees, salaries or other remuneration of directors and officers of the Company who also serve as officers or employees of, or special consultants to, the Adviser, CNA Financial or any of their affiliated companies. The Adviser also pays for office space, facilities and business equipment. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 1/2 of 1% of the average weekly net assets of the Company. Fees totaling $460,525, $450,708, and $426,773, respectively, were paid by the Company to the Adviser during 1998, 1997 and 1996. The Company's net assets on December 31, 1998, December 31, 1997 and December 31, 1996 were $87,286,080, $95,026,456, and $88,723,067, respectively.
The Advisory Agreement does not require employees of the Adviser to devote their exclusive efforts to the Company's account, and it is expected that they will provide investment management services for the Adviser's other accounts and for CNA Financial and its affiliates.

     The Company pays all its other costs and expenses, including directors' fees not borne by the Adviser, custodian expenses, legal fees, costs of keeping the Company's books and records, fees and expenses of independent accountants, costs of acquiring and disposing of portfolio securities, interest, taxes, stock exchange listing expenses and fees, costs and fees of registration with and reporting to the Securities and Exchange Commission, costs of the Company's automatic dividend investment plan, and fees and expenses of the Company's transfer agent, registrar, custodian and dividend disbursing agent. However, if such costs and expenses (excluding interest, amortization of deferred finance expense, taxes, brokerage commissions and extraordinary expenses) borne by the Company in any fiscal year exceed 1 1/2% of average net assets up to $30,000,000 plus 1% of average net assets over $30,000,000, the Adviser is obligated to reimburse the Company for any excess pursuant to the Advisory Agreement, as amended. The determination of whether such reimbursement is due is made monthly, on an accrual basis, and to the extent that such reimbursement is due it serves as an offset against the investment advisory fee payable monthly by the Company to the Adviser. If, at the end of the Company's fiscal year, full reimbursement has not been accomplished by such monthly offsetting, the balance due must be paid by the Adviser to the Company. There was no reimbursement for expenses made by the Adviser to the Company in 1998, 1997 and 1996. Expenses of the nature described in the first sentence of this paragraph (excluding interest, amortization of deferred finance expense, brokerage commissions and extraordinary expenses) borne by the Company in those years were $826,654, $753,389, and $743,839, respectively.

     The directors of the Adviser are Philip L. Engel, Bernard L. Hengesbaugh, Jonathan D. Kantor, W. James MacGinnitie and William H. Sharkey, Jr., CNA Plaza, Chicago, Illinois 60685. Mr. Hengesbaugh is Chairman and Chief Executive Officer of the Adviser and Casualty, Mr. Engel is President of the Adviser and Casualty, Mr. MacGinnitie is Senior Vice President and Chief Financial Officer of the Adviser and Casualty, Mr. Kantor is Senior Vice President, Secretary and General Counsel of the Adviser and Casualty, and Mr. Sharkey is Senior Vice President of the Adviser and Casualty.

     The Adviser has two affiliates, CNA Investor Services, Inc. ("Investor Services"), and Hedge Investor Services, Inc. ("Hedge Services") which are registered broker-dealers. The Company had no transactions with either Investor Services nor Hedge Services during 1998, nor with Investor Services for 1997 and 1998. The Company paid $900 in brokerage commission in 1998, no brokerage commission to any broker-dealer in 1997 and $3,840 in brokerage commissions to broker-dealers in 1996. The rate of portfolio turnover for the Company during 1998, 1997 and 1996 was 27%, 60% and 66%, respectively.

BOARD OF DIRECTORS REVIEW OF THE INVESTMENT ADVISORY AGREEMENT

     Before approving the continuation of the Advisory Agreement, the Board of Directors of the Company reviewed the material factors relating to its evaluation of the Adviser and the Advisory Agreement. The directors examined the performance of the Company in relation to its stock price, net asset value and dividend history over various periods of time and in comparison to other closed-end bond funds. They noted that Mr. Dubberke has been the portfolio manager of the Company since its inception. In addition, the Board of Directors reviewed the list of and cost for services provided by the Adviser and compared them to services and costs of investment advisors of other closed-end bond funds of various sizes. The directors also noted that the Adviser receives research services from brokerage firms at no additional cost to the Adviser or the Company. These services are available to be used by the Adviser in its management of the Company's portfolio as well as the Adviser's other accounts. At the conclusion of its review of these factors, the Board of Directors approved the continuation of the Advisory Agreement on its present terms and conditions. The Board of Directors recommends a vote FOR approval of this proposal.

MISCELLANEOUS INFORMATION

     The Bank of New York acts as transfer agent, registrar and dividend disbursing agent for the Company.

     The Chase Manhattan Bank acts as custodian for the Company.

     Chase Global Funds Service Company provides accounting and pricing services to the Company.

     Neither The Bank of New York, nor The Chase Manhattan Bank nor Chase Global Funds Service Company performs any managerial or policy making functions for the Company. If Proposal 3 is adopted, The Chase Manhattan Bank will act as a sub-investment advisor of the Company.

 3. APPROVAL OF THE APPOINTMENT OF THE CHASE MANHATTAN BANK AS A SUB-INVESTMENT ADVISOR OF THE COMPANY FOR THE PURPOSE OF ENGAGING IN REPURCHASE, REVERSE
      REPURCHASE AND SECURITIES LENDING ARRANGEMENTS ON BEHALF OF THE COMPANY.

     The Board of Directors has approved, subject to the approval of the stockholders, the appointment of The Chase Manhattan Bank ("Chase") as a sub-investment advisor of the Company for the purpose of engaging in repurchase, reverse repurchase and securities lending arrangements on behalf of the Company.

REASON FOR ENGAGING IN REPURCHASE, REVERSE REPURCHASE AND SECURITIES LENDING TRANSACTIONS

     The Company is presently authorized to enter into repurchase, reverse repurchase and securities lending transactions in accordance with its fundamental investment objectives and policies. The Company seeks to provide additional income to the portfolio by engaging in these types of transactions. As described in further detail below, the Company believes that the appointment of Chase as a sub-investment advisor would enhance the ability of the Company to engage in these types of transactions.

DESCRIPTION OF REPURCHASE, REVERSE REPURCHASE AND SECURITIES LENDING
TRANSACTIONS

     Repurchase, reverse repurchase and securities lending transactions are fully secured loans of securities generally made between a bank, on behalf of its customers, and brokers.

     Repurchase Agreements. A repurchase agreement is an agreement under which a person buys a security (typically U.S. Treasury obligations) and simultaneously commits to sell the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date. If the Company were the buyer of the security, it would bear the risk of loss in the event the other party defaulted on its obligations and the Company was delayed or prevented from exercising its right to dispose of the collateral securities or if the fund realized a loss on the sale of the collateral securities.

     Reverse Repurchase Agreements. A reverse repurchase agreement is an agreement under which a person sells an underlying debt instrument (typically U.S. Treasury obligations) and simultaneously obtains the commitment of the purchaser (typically a commercial bank or a broker or dealer) to sell the security back at an agreed upon price (including principal and interest) on an agreed upon date. The Company may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Company. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Company receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Company's ability to dispose of the underlying securities.

     Securities Lending. Subject to certain conditions and in compliance with applicable regulatory requirements, the Company may lend its portfolio securities, but in no event may the aggregate value of all portfolio securities loaned by the Company at any one time exceed 25% of the value of the Company's net assets at that time. Any loans of portfolio securities will be made principally to broker-dealers and, under present regulatory requirements, (1) the Company must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills, letters of credit, notes or other liquid securities) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Company must be able to terminate the loan at any time; (4) the Company must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Company may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors of the Company generally must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. In the event of the bankruptcy of the other party to a securities loan, the Company could experience delays in recovering either the securities loaned or cash. To the extent that, in the meantime, the value of the securities loaned has increased or the value of the securities purchased has decreased, the fund could experience a loss.

     Use of Agents. To gain access or increased access to the markets for repurchase, reverse repurchase and securities lending transactions, companies sometimes authorize large financial institutions to enter into these types of transactions on their behalf. If this proposal is approved, Chase would enter into repurchase, reverse repurchase and securities lending transactions on behalf of the Company and other customers of Chase which have executed securities lending and repurchase agreements (the "Agreements"). At the end of each such transaction, any income earned by Chase or other benefits of such transaction would be allocated among Chase and its customers such as the Company that participated in the particular transaction in accordance with each customer's Agreement.

REASON FOR THE APPOINTMENT OF THE CHASE MANHATTAN BANK AS SUB-INVESTMENT ADVISOR

     Because repurchase, reverse repurchase and securities lending transactions generally involve the transfer of large blocks of securities, primarily to brokers, the Company is limited in its access to the market for securities lending, repurchase and reverse repurchase transactions done on a direct basis. An investment company such as the Company often does not have the amount of securities required by such brokers. Because brokers seek to minimize the number of transactions with each lender of securities and look first to sources such as banks that can provide them with large amounts of the desired securities, the Company believes that the appointment of Chase as a sub-investment advisor would enhance the ability of the Company to engage in these types of transactions.

     When selecting an agent bank for these types of transactions, investment companies generally select their custodian bank as the agent bank because the custodian bank generally has the most accurate information about the investment company's portfolio. Because Chase is the Company's custodian bank, the Company believes it should be able to readily enter into such transactions on behalf of the Company. In addition, Chase has a significant presence in the repurchase, reverse repurchase and securities lending market. The Investment Advisor believes that the proposed division of income between the Company and Chase is competitive. Under the proposed arrangement the Company would receive 75% of the income earned and Chase would receive 25%.

     Stockholders are encouraged to review carefully the proposed form of Agreement between the Company and Chase attached hereto as Exhibit B which sets forth in additional detail information regarding the scope of services to be provided and the proposed compensation, indemnification and other arrangements with Chase with respect to such transactions.

RISKS

     The Company's primary risks in engaging in repurchase, reverse repurchase and securities lending transactions through Chase include the risk of loss in the event that the other party to such transactions defaults on its obligations in circumstances where the collateral held by Chase has declined in value. Under the proposed arrangement, Chase generally would agree to indemnify the Company against the risk that borrowers of the Company's securities default in their obligation to return the securities when required by obtaining replacement securities or crediting the Company's account with the market value of the loaned securities. However, if the market value of the collateral at the time of default by a borrower is less than that which is required to purchase replacement securities or to credit the Company's account, Chase would not be responsible for such difference. Further, if a securities loan is made against a letter of credit as collateral, in the event of a default both by the borrower and the issuer of the letter of credit, Chase would not be responsible for any resulting collateral deficiency. Further, if Chase should become insolvent, it would likely not be able to satisfy its indemnification obligations under the Agreement with the Company and the Company could suffer a loss in connection with collateral held by Chase if Chase does not maintain proper books and records to indemnify the owners of the collateral. The Company also may engage in an increased level of such transactions, with the attendant risks and benefits, than it has historically if the proposal with Chase is approved by stockholders.

VOTE REQUIRED

     Approval of this proposal requires the affirmative votes of the lesser of
(a) holders of 67% of the shares of the Company's outstanding common stock if the holders of more than 50% of the shares of the common stock are present at the annual Meeting in person or by proxy; or (b) the holders of more than 50% of the shares of the Company's outstanding common stock. The Board of Directors of the Company recommends a vote FOR approval of this proposal.

                   4. RATIFICATION OF APPOINTMENT OF AUDITORS

     Deloitte & Touche LLP served as the Company's auditor for the fiscal year ended December 31, 1998, with responsibilities including auditing the books and records of the Company and reporting from time to time on the financial statements of the Company. At a meeting held on January 25, 1999, the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Company, upon recommendation of the Company's audit committee, selected Deloitte & Touche LLP as auditors for the Company for the fiscal year ending December 31, 1999. Pursuant to the 1940 Act, such selection must be submitted to the stockholders for ratification or rejection at the Annual Meeting. Ratification requires the affirmative votes of the holders of at least a majority of the shares of the Company's outstanding common stock present at the Annual Meeting in person or by proxy, and the Board of Directors recommends a vote FOR ratification. To the best knowledge of the Company, Deloitte & Touche LLP has no direct or material indirect financial interest in the Company. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and such representatives will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting other than those mentioned in this proxy statement. If any other business should come before the meeting, the persons named in the proxy will vote thereon in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          LYNNE GUGENHEIM
                                          Secretary

February 26, 1999

                                   EXHIBIT A

     Set forth below is a composite copy of the Investment Advisory Agreement between the Company and the Adviser, dated March 21, 1975, incorporating all amendments thereto made to the date of this Proxy Statement.

                                  WITNESSETH:

     WHEREAS, the Company engages in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940 ("1940 Act"); and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of providing investment advice; and

     WHEREAS, the Company desires to retain the Adviser to render such services in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Adviser desires to perform such services in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the Company and the Adviser agree as follows:

     1. The Company hereby employs the Adviser to provide investment advisory and statistical services and research facilities and services, to supervise the composition of the Company's portfolio continuously, and to determine the nature and timing of changes therein and the manner of effectuating such changes, subject to supervision by the Company's Board of Directors and for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed an independent contractor.

     2. The Adviser shall furnish to the Company, at the Adviser's expense:

          (a) research and statistical and other factual information and reports with respect to securities held by the Company or which the Company might purchase. It will also furnish to the Company such information as may be appropriate concerning developments which may effect issuers of securities held by the Company or which the Company might purchase or the businesses in which such issuers may be engaged. Such statistical and other factual information and reports shall include information and reports on industries, businesses, corporations and all types of securities, whether or not the Company has at any time any holdings in such industries, businesses, corporations or securities.

          (b) from time to time, advice, information and recommendations with respect to the acquisition, holding, or disposition by the Company of securities in which the Company is permitted to invest in accordance with its investment objectives, policies and limitations.

          (c) necessary assistance in:

             (i) The preparation of all reports now or hereafter required by federal or other laws.

             (ii) The preparation of prospectuses, registration statements and amendments thereto that may be required by federal or other laws or by the rules or regulations of any duly authorized commission or administrative body. However, the Adviser shall not be obligated to pay the costs of preparation, printing, or mailing of prospectuses used in connection with sales of the Company's shares or otherwise provided herein.

          (d) office space at such place as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the Company.

     3. Except as otherwise expressly provided herein, the Company assumes and shall pay or cause to be paid all costs and expenses of the Company, including without limitation:

          (a) officers', directors' and employees' compensation and expenses, except that the Adviser shall pay all fees, salaries or other remuneration of directors and officers of the Company who also serve as directors and officers or employees of or special consultants to the Adviser, CNA Financial Corporation, or any subsidiary or affiliate of CNA Financial Corporation or the Adviser;

          (b) all costs and expenses incident to any public offering of stock of the Company, for cash or otherwise, including those relating to the registration of shares under the Securities Act of 1933, as amended, the qualification of shares of the Company under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act of 1933, the preliminary and final prospectuses included therein, and any other necessary documents including underwriting documents incident to any public offering, the advertising of shares of the Company and review by the National Association of Securities Dealers, Inc. of any underwriting arrangement;

          (c) the charges and expenses of any registrar or any custodian appointed by the Company for the safekeeping of its cash, portfolio securities and other property;

          (d) the charges and expenses of auditors;

          (e) the charges and expenses of any stock transfer or dividend disbursing agent or agents appointed by the Company;

          (f) brokers' charges and expenses, including without limitation, brokers' commissions and fees, dealer mark-ups and other charges and expenses incurred in the acquisition or disposition of portfolio securities;

          (g) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Company to federal, state or other governmental agencies;

          (h) the cost and expense of engraving or printing of stock certificates representing shares of the Company;

          (i) fees involved in registering and maintaining registrations of the Company and of its shares with the Securities and Exchange Commission under the 1940 Act and with various states and other jurisdictions;

          (j) all expenses of stockholders' and directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semi-annual and annual reports to stockholders;

          (k) all fees and expenses incident to any dividend or distribution program, including without limitation, the Company's Automatic Dividend Investment Plan;

          (l) charges and expenses of legal counsel in connection with matters relating to the Company including without limitation, legal services rendered in connection with the Company's corporate and financial structure and relations with its stockholders, issuance of Company shares, and registrations and qualifications of securities under federal, state and other laws;

          (m) association dues;

          (n) interest payable on Company borrowings;

          (o) fees and expenses incident to the listing of the Company shares on any stock exchange and continued compliance with listing requirements;

          (p) the expense of keeping the general accounts and records of the Company;

          (q) postage; and

          (r) extraordinary costs and expenses.

     4. In return for its advisory services, the Company will pay the Adviser a monthly fee at an annual rate of 0.5% of the average weekly net assets of the Company. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis. Subject to the provisions of paragraph 5 hereof, the accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect.

     5. If costs and expenses borne by the Company, including amounts payable to the Adviser pursuant to paragraph 4 hereof (but excluding interest, taxes, brokers' charges and expenses, extraordinary costs and expenses, and if payable by the Company, the following costs and expenses incident to the public offering of shares of the Company [except for costs and expenses incident to the public offering of Company shares registered under the Securities Act of 1933 which may from time to time be issued by the Company, including without limitation, under the Automatic Dividend Investment Plan, which costs and expenses shall be included in the expense limitation contemplated by this paragraph 5]: filing and legal fees incident to the registration and qualification of the Company's shares under the Securities Act of 1933 and the securities laws of various states, legal and auditing fees and expenses incurred in the preparation or filing of all documents incident to such registration and qualification, the costs of printing a registration statement, the preliminary and final prospectuses forming a part thereof, or any blue sky surveys or memoranda incident to an offering to be made pursuant to such a registration statement and the preliminary and final prospectuses forming a part thereof, and fees payable to the National Association of Securities Dealers, Inc. incident to its review of such offering), for any fiscal year ending on a date on which this Agreement is in effect exceed one and one-half per cent (1 1/2%) of the first thirty million dollars ($30,000,000) of the average net assets of the Company, plus one per cent (1%) of the average net assets of the Company in excess of $30,000,000, in each case computed by dividing (i) the sum of the net asset values of the Company as of the last business day of each week of such fiscal year or of each week during such fiscal year during which this Agreement was in effect, as the case may be, by (ii) the number of weeks of such fiscal year or the number of weeks (including a partial week) during which this Agreement is in effect during such year, as the case may be, the Adviser will pay to the Company the amount of such excess as soon as is practicable at the end of a fiscal year of the Company; provided, however, that although payment shall be made by the Adviser as soon as is practicable at the end of a fiscal year of the Company, the determination of whether reimbursement for such costs and expenses is due the Company from the Adviser will be made on an accrual basis once monthly, and if it is so determined that such reimbursement is due, the accrued amount of such reimbursement which is due shall serve as an offset to the investment advisory fee payable monthly by the Company to the Adviser pursuant to paragraph 4 hereof, and the amount to be paid by the Adviser to the Company as soon as is practicable at the end of a fiscal year of the Company shall be equal to the difference between the aggregate reimbursement due the Company from the Adviser for that fiscal year and the aggregate offsets made by the Company against the aggregate investment advisory fees payable to the Adviser pursuant to paragraph 4 hereof for that fiscal year by virtue of such aggregate reimbursement.

     6. The services of the Adviser to the Company are not to be deemed exclusive, and the Adviser shall be free to engage in any other business or to render investment advisory, or management services of any kind to any other corporation, partnership, trust, individual or association, including any other investment company, so long as its services hereunder are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

     7. Neither the Adviser nor any of its officers or directors nor any affiliate of the Adviser nor any of the officers or directors of such affiliate shall take a long or short position in the stock of the Company, except that they may purchase shares of such stock for investment purposes at the same price as that available to the public at the time of purchase or, if prior to the initial public offering, at the contemplated public offering price less contemplated underwriting discount.

     8. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith. The Adviser shall not be responsible for any action of the Board of Directors of the Company or any committee thereof in following or declining to follow any advice or recommendation of the Adviser. The Adviser shall be entitled to rely on written instructions of the President or any Vice President of the Company or of a majority of the Board of Directors of the Company.

     9. Neither the Adviser, nor any director, officer, agent or employee of the Adviser shall be liable or responsible to the Company or its stockholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part or from reckless disregard by the Adviser of its obligations and duties under this Agreement. The Company will hold the Adviser harmless against judgments rendered against the Adviser, together with settlements paid by the Adviser and expenses of defense incurred by the Adviser which (a) result from specific actions or omissions by the Adviser in respect of the performance of its obligations hereunder, which specific acts or omissions occur as a result of express written instructions of the President or any Vice President of the Company or of a majority of the Board of Directors of the Company, and (b) arise in actions in which there is an express finding that such specific acts or omissions did not constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty.

     10. This Agreement has been approved by the Board of Directors of the Company, including all of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Company on January 31, 1975, and by a majority of the outstanding voting securities of the Company on the date hereof, and shall continue in effect from year to year thereafter (unless sooner terminated as hereinafter provided), provided its continuance is specifically approved at least annually by (1) the

Board of Directors of the Company or the vote of a majority of the outstanding voting securities of the Company and (2) the vote of a majority of the Directors of the Company who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Company cast in person at a meeting called for the purpose of voting upon such approval, provided, however, that (a) the Company may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days' written notice to the Adviser either by majority vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; provided, however, (i) that the Company shall be under no obligation to apply for or render assistance to any other person who applies for such exemptive order in the event of such assignment and (ii) that in the event that such exemptive order is obtained, this Agreement may nevertheless be immediately terminated, without penalty, by the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of the Company; and (c) the Adviser may terminate this Agreement without payment of penalty on sixty days' written notice to the Company.

     11. All notices or communications hereunder shall be in writing and, if sent to the Adviser shall be mailed by first class mail, or delivered, or telegraphed and confirmed in writing to the Adviser at CNA Plaza, Chicago, Illinois 60685, Attention: Corporate Secretary, and if to the Company shall be mailed by first class mail or delivered, or telegraphed and confirmed in writing to the Company at CNA Plaza, Chicago, Illinois 60685, Attention: Secretary.

     12. This Agreement may be amended. Any amendment hereto shall become effective when approved by the Adviser and by a majority of (a) the outstanding voting securities of the Company and (b) the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such party, whichever occurs later.

     13. For purposes of this Agreement, a "majority of the outstanding voting securities of the Company" shall be determined in accordance with the applicable provisions of the 1940 Act.

     14. This Agreement shall be construed in accordance with the laws of the State of Maryland and the applicable provisions of the 1940 Act. To the extent applicable law of the State of Maryland, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

                                   EXHIBIT B

     AGREEMENT dated as of        , among CNA Income Shares, Inc. ("Company"), a
Maryland corporation having its principal place of business at CNA Plaza, Chicago, Illinois 60685, and The Chase Manhattan Bank ("Chase"), having its principal place of business at 3 Chase Metro Tech Center, Brooklyn, New York 11245.

     WHEREAS, Chase has entered into a Domestic Custody Agreement with Company dated as of November 26, 1996 (the "Custody Agreement") pursuant to which it has agreed to open and maintain a custody account for certain financial assets of Company under the laws of the State of New York; and

     WHEREAS, Company would like to appoint Chase, in its capacity as custodian, to act as agent in lending securities from time to time constituting Company's financial assets;

     Now, Therefore, it is hereby Agreed as follows:

Section 1 -- Definitions

     Unless the context clearly requires otherwise, the following words shall have the meanings set forth below when used herein:

     "Account" shall mean the securities account established and maintained by Chase on behalf of Company.

     "Authorized Investment" shall mean any type of instrument, security, participation or other property in which Cash Collateral may be invested or reinvested, as described in Section 5(e) hereof and Appendix 4 hereto (and as such Appendix may be amended from time to time by written agreement of the parties).

     "Authorized Person" shall mean, except to the extent that Chase is advised to the contrary by Proper Instruction, any Person who has been identified to Chase by written notice, delivered to Chase and signed by any two of the President, or any two Vice Presidents, as authorized to give instructions to Chase pursuant to this Agreement and any mandates given to Chase in connection with this Agreement. An Authorized Person shall continue to be so authorized until such time as Chase receives Proper Instructions that any such person is no longer an Authorized Person.

     "Borrower" shall mean an entity listed on Appendix 1 hereto other than any entity which Chase shall have been instructed to delete from such list pursuant to Written Instructions and as such Appendix may be amended in accordance with
Section 4(b) hereof.

     "Business Day" shall have the meaning assigned thereto in the applicable MSLA.

     "Cash Collateral" shall mean fed funds and such U.S. and non-U.S. currencies as may be pledged by a Borrower in connection with a particular Loan.

     "Collateral" shall have the meaning assigned thereto in the applicable MSLA, together with Cash Collateral.

     "Collateral Account" shall mean, as the case may be, an account maintained by Chase with itself, with any Depository or with any Triparty Institution and designated as a Collateral Account for the purpose of holding any one or more of Collateral, Authorized Investments, and Proceeds in connection with Loans hereunder.

     "Collateral Requirement" shall mean have the meaning assigned thereto in
Section 5(e) hereof.

     "Depository" shall mean (i) the Depository Trust Company, the Participants Trust Company, and each of their respective successors (ii) the Federal Reserve book-entry system or (iii) any additional depository or system which has been approved by the Director of the Maryland Department of Insurance and agreed by the Company and Chase as an appropriate depository.

     "Difference" shall have the meaning assigned thereto in Section 7(c)(ii) hereof.

     "Distributions" shall have meaning assigned thereto in Section 3(b)(v) hereof.

     "Dollars" shall have the meaning assigned thereto in Section 5(c) hereof.

     "Foreign Securities" shall mean Securities issued by an issuer that is not organized under the laws of the United States.

     "Letter of Credit" shall have the meaning assigned thereto in the applicable MSLA and be issued, by a bank listed on Appendix 2 hereto (as such list may be amended by Chase from time to time on notice to Company), other than a bank deleted from such list pursuant to Written Instruction.

     "Loan" shall mean a loan of Securities hereunder and under the applicable MSLA.

     "Loan Fee" shall mean the amount payable by a Borrower to Chase pursuant to the applicable MSLA in connection with Loans collateralized other than by Cash Collateral.

     "Market Value" shall have the meaning assigned thereto in the applicable MSLA.

     "MSLA" shall mean a master securities agreement or securities borrowing agreement between Chase and a Borrower, pursuant to which Chase lends securities on behalf of its customers (including Company) from time to time. A copy of Chase's standard forms of MSLA, including (as applicable) the international addendum thereto, are annexed (i) as Appendices 3A and 3B in the case of borrowers domiciled in the United States, and as Appendix 3C in the case of borrowers domiciled in the United Kingdom. The form of MSLA applicable to each Borrower is indicated in Appendix 1.

     "Oral Instructions" shall have the meaning assigned thereto in Section 10 hereof.

     "Proceeds" shall mean interest, dividends and other payments and Distributions received by Chase in connection with Authorized Investments.

     "Proper Instructions" shall mean Oral Instructions and Written
Instructions.

     "Rebate" shall mean the amount payable by Chase on behalf of Company to a Borrower in connection with Loans collateralized by Cash Collateral, which shall be a Percentage of the Cash Collateral as agreed by the Borrower and Chase.

     "Return Date" shall have the meaning assigned thereto in Section 7(c)(i) hereof.

     "Securities," shall mean government securities (including U.S. Government Securities), equity securities, bonds, debentures, other corporate debt securities, notes, mortgages or other obligations, and any certificates, warrants or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein and held pursuant to the Custody or Agreement.

     "Term Loan" shall have the meaning assigned thereto in Section 5(h) hereof.

     "Triparty Institution" shall mean a financial institution with which Chase shall have previously entered a triparty agreement among itself, such Triparty Institution and a particular Borrower providing, among other things, for the holding of Collateral in a Collateral Account at such Triparty Institution in Chase's name on behalf of Chase's lending customers and for the substitution of Collateral; provided, however, that any substituted Collateral shall meet the standards then obtaining for acceptable Collateral set by Chase.

     "U.S. Government Security" shall mean book-entry securities issued by the U.S. Treasury (as defined in Subpart 0 of Treasury Department Circular No. 300 and any successor provisions) and any other securities issued or fully guaranteed by the United States government or any agency, instrumentality or establishment of the U.S. government, including, without limitation, securities commonly known as "Ginnie Maes," "Sally Maes," "Fannie Maes" and "Freddie Macs."

     "U.S. Securities shall mean Securities issued by an issuer that is organized under the laws of the United States or any State thereof or that are otherwise traded in the U.S.

     "Written Instructions" shall have the meaning assigned thereto in Section 10 hereof.

Section 2 -- Appointment, Authority

     (a) Appointment. Company hereby appoints Chase as its agent to lend Securities in the Accounts on Company's behalf on a fully disclosed basis to Borrowers from time to time in accordance with the terms hereof and on such terms and conditions and at such times as Chase shall determine and Chase may exercise all rights and powers provided under any MSLA as may be incidental thereto, and Chase hereby accepts appointment as such agent and agrees to so act.

     (b) Authority. Company hereby authorizes and empowers Chase to execute in Company's name and on its behalf and at its risk all agreements and documents as may be necessary to carry out any of the powers herein granted to Chase. Company grants Chase the authority set forth herein notwithstanding its awareness that Chase, in its individual capacity or acting in a fiduciary capacity for other accounts, may have transactions with the same institutions to which Chase may be lending Securities hereunder, which transactions may give rise to actual or potential conflict of interest situations; provided, however, that Chase is not authorized to enter into Loans wherein Chase or any affiliate of Chase is the Borrower. Chase shall not be bound to: (i) account to Company for any sum received or profit made by Chase for its own account or the account of any other person or (ii) disclose or refuse to disclose any information or take any other action if the same would or might in Chase's judgment, made in good faith, constitute a breach of any law or regulation or be otherwise actionable with respect to Chase; provided that, in circumstances mentioned in (ii) above, Chase shall promptly inform Company of the relevant facts (except where doing so would, or might in Chase's judgment, made in good faith, constitute a breach of any law or regulation or be otherwise actionable as aforesaid).

Section 3 -- Representations and Warranties

     (a) Representations of each party. Each party hereto represents and warrants to the other that: (i) it has the power to execute and deliver this Agreement, to enter into the transactions contemplated hereby, and to perform its obligations hereunder; (ii) it has taken all necessary action to authorize such execution, delivery, and performance; (iii) this Agreement constitutes a legal, valid, and binding obligation enforceable against it; and (iv) the execution, delivery, and performance by it of this Agreement shall at all times comply with all applicable laws and regulations.

     (b) Representations of Company. Company represents and warrants to Chase that: (i) this Agreement is, and each Loan shall be, legally and validly entered into, and does not and shall not violate any statute, rule, order or judgment binding on Company, or any provision of Company's charter or by-laws, or any agreement binding on Company or affecting its property; (ii) the person executing this Agreement and all Authorized Persons acting on behalf of Company has and have been duly and properly authorized to do so; (iii) it is lending Securities as principal and shall not transfer, assign or encumber its interest in, or rights with respect to, any Securities available for Loan hereunder; and
(iv) it is the beneficial owner of all Securities or otherwise has the right to lend Securities; and (v) it is entitled to receive all interest, dividends and other distributions ("Distributions") made by the issuer with respect thereto. Company shall promptly identify to Chase by notice, which notice may be oral, any Securities that are no longer subject to the representations contained in
(b).

Section 4 -- Borrowers

     (a) MSLA. Company hereby acknowledges receipt of the forms of MSLA and authorizes Chase to lend Securities in the Account to Borrowers thereunder Pursuant to an agreement substantially in the form thereof. In each instance, prior to the initiation of a Loan, Chase will have entered into a written master agreement with each Borrower, which agreement shall be substantially in the form of the MSLA attached hereto as Appendix 3A or 3B, or such successor form of MSLA as Chase and the Company may from time to time agree.

     (b) Borrowers. Securities may be lent to any Borrower listed in Appendix 1, as such Appendices may be updated from time to time to add new Borrowers and to delete entities that have ceased to be Potential Borrowers. Chase will provide the Company with notice of each addition of a Borrower to such list. If the Company notifies Chase in writing within five Business Days from the date of any such notice that it objects to a potential Borrower, no Loans of Securities will be made to such potential Borrower. If the Company does not so object within such live Business Day period, each potential Borrower notified to the Company by Chase shall be deemed acceptable to the Company.

Section 5 -- Loans

     (a) Securities to be lent. Lending opportunities. Loan initiation. All Securities of Company held by Chase that are issued, settled or traded in the markets that have been approved by Chase from time to time for purposes of Chase's discretionary securities lending program shall be subject to the terms hereof. Chase shall seek to assure that Company receives a fair allocation of lending opportunities vis-a-vis other Companys, taking into account the demand for and availability of Securities, types of Collateral, eligibility of Borrowers, limitations on investment of Cash Collateral, tax treatment, and similar commercial factors. From time to time, Chase may lend to Borrowers Securities held in the Account (except Securities that the Company has notified to Chase are unavailable or Securities that are no longer subject to the representations set forth in Section 3) and shall deliver such Securities against receipt of Collateral in accordance with the applicable MSLA. Chase shall have the right to decline to make any Loans to any Borrower and to discontinue lending to any Borrower in its sole discretion and without notice to Company.

     (b) Receipt of Collateral. Collateral substitution For each Loan, Chase shall receive and hold on behalf of the Company Letters of Credit received as Collateral and Chase or a Triparty Institution shall receive and hold all other Collateral required by the applicable MSLA in a Collateral Account, and Chase is hereby authorized and directed, without obtaining any further approval from Company, to invest and reinvest all or substantially all Cash Collateral. Chase shall credit, or where applicable shall have a Triparty Institution credit, all Collateral, Authorized Investments and Proceeds to a Collateral Account and Chase shall mark its books and records to identify Company's interest therein, it being understood, however, that all monies credited to a Collateral Account may for purposes of investment be commingled with cash collateral held for other Companys of securities on whose behalf Chase may act. Chase may, in its sole discretion, liquidate any Authorized Investment and credit the net proceeds to a Collateral Account. Chase shall accept substitutions of Collateral in accordance with the applicable MSLA, and shall credit, or where applicable shall have a Triparty Institution credit, all such substitutions to a Collateral Account.

     With respect to any Letter of Credit held as Collateral for any Loan made by Company, Chase will notify the Company if in any instance such Letter of Credit is within seven business days of expiration and Chase has not received a substitute Letter of Credit or other Collateral with respect to the Loan.

     (c) Mark to market procedures. (i) Chase shall require initial Collateral for a Loan in an amount determined by applying the then applicable "Collateral Requirement" (as defined below) to the Market Value of the Security that is the subject of the Loan. The Collateral Requirement with respect to a given Security shall be an amount equal to the then applicable percentage (currently 102% for securities issued in the U.S. and 105% for securities issued outside of the U.S.) of the Market Value of the Security which is the subject of a Loan as determined as of the close of trading on the preceding Business Day. (ii) With respect to each Loan, if the aggregate Market Value of the Collateral held by Chase on behalf of the Company for such Loan on any Business Day is less than the aggregate Market Value of the Securities which are the subject of such Loan, the Borrower, upon notice thereof by Chase on behalf of the Company, shall provide additional Collateral, which shall be delivered by the close of trading that Business Day or for Collateral other than in United States dollars ("Dollars"), as provided in the applicable MSLA. Such additional Collateral, together with the Collateral then held by Chase on behalf of the Company for such Loan, shall be not less than the applicable Collateral Requirement. In accordance with general market practice, the Market Value of certain Securities (including, without limitation, U.S. Government Securities), whether on Loan or received as Collateral, may be determined on a same day basis by reference to recognized pricing services.

     (d) Changes in procedures applicable to Collateral. The Collateral procedures set forth in Sections 5(b) through (c) above reflect Chase's current practice and may be changed by Chase from time to time based on general market conditions (including volatility of Securities on Loan and of securities Collateral), the Market Value of Securities on Loan to a given Borrower, and in accordance with general market practice and regulatory requirements. Chase shall give Company at least 10 Business Days prior notice of any material changes to such procedures.

     (e) Investment of Cash Collateral. (i) Chase is hereby authorized to invest and reinvest Cash Collateral in accordance with the investment guidelines annexed hereto as Appendix 4. (ii) Authorized Investments are made for the account of, and at the sole risk of, Company. In that connection, Company shall pay to Chase on demand in cash an amount equal to any deficiency in the amount of Collateral available for return to a Borrower pursuant to an applicable MSLA. Chase is authorized to select brokers and dealers for the execution of trades in connection with the investment of Cash Collateral, which broker or dealer may be an affiliate of Chase provided that a competitive execution price is obtained.

     (f) Distributions.

          (i) Chase shall credit Company's account on payable date with the amount of all cash Distributions with respect to Securities on Loan over their record date that Company would have received had such Securities not been on Loan over record date; provided, that with respect to Foreign Securities, Chase's obligation to credit Company's account shall extend only to record dates up to and including the date of any Event of Default (as defined in the applicable MSLA). To the extent that cash Distributions are not delivered to Chase by Borrower and Chase has so credited Company's account with such Distributions, Chase will be subrogated to Company's rights against Borrower as provided in Section 7(c). In connection with the foregoing, Company shall promptly return any amount so credited upon oral or written notification from Chase: (a) that such amount has not been paid by the issuer of the Securities or the paying agent therefor (as applicable) in the ordinary course of business or (b) that such amount was incorrectly credited. If Company does not promptly return any amount upon such notification, Chase shall be entitled, upon oral or written notification to Customer, to reverse such credit by debiting Company's account for the amount previously credited.

          (ii) (a) Any non-cash Distribution which is in the nature of a stock split or a stock dividend shall be added to the existing Loan to which such dividend relates as of the date such non-cash Distribution is payable and shall be subject to the provisions of this Agreement and the applicable MSLA. (b) Any non-cash Distribution which is in the nature of warrants or rights to purchase shares made with respect to any Loaned Securities shall be deemed to be a new Loan made by Company to Borrower (and shall be considered to constitute Securities on Loan) as of the date such non-cash Distribution is payable and shall be subject to the provisions of this Agreement; provided that Company may, by giving Chase ten (10) Business Days' notice prior to the date of such non-cash Distribution (or such different amount of time as Chase may from time to time require on advice to Company), direct Chase to request that the Borrower deliver such non-cash Distribution to Chase pursuant to the applicable MSLA, in which case Chase shall credit such non-cash Distribution to Company's account.
     (c) If upon Chase's request on behalf of Company, Borrower fails to deliver the non-cash Distribution on its payable date, the indemnity provisions and corresponding subrogation rights set forth in Section 7 will apply.

          (iii) During the term of any Loan, Chase will permit the Securities on Loan to be transferred into the name of and be voted by the Borrower or others. Company shall not be entitled to participate in any dividend reinvestment program or to vote proxies with respect to Securities that are eligible for Loan (whether or not actually on Loan) as of the applicable record date for such Securities.

          (iv) In the event that Company wishes to vote proxies with respect to any Securities actually on Loan at any time, Chase will recall such Securities at Company's request given in accordance with Section 5(h) hereof.

     (g) Advances, overdrafts and indebtedness; Security Interest. Chase may in its sole discretion, advance funds on behalf of Company in order to pay to Borrowers any Rebates or to return to Borrowers Cash Collateral to which they are entitled pursuant to the applicable MSLA. Company shall repay Chase on demand the amount of any advance or any other amount owned by Company hereunder. Any such advance shall be deemed a service provided by Chase hereunder for which Chase is entitled to recover its costs as may be determined by Chase in good faith. In order to secure repayment of any advance or other indebtedness of Company to Chase arising hereunder, Chase shall have a continuing lien and security interest in and to all assets now or hereafter held in the Account and any Collateral Account (to which Company is entitled hereunder) and any other property at any time held by it for the benefit of Company or in which Company may have an interest which is then in Chase's possession or control or in the possession or control of any third party acting on Chase's behalf. In this regard, Chase shall be entitled to all the rights and remedies of a pledgee under common law and a secured party under the New York Uniform Commercial Code and/or any other applicable laws and/or regulations as then in effect.

     (h) Termination of a Loan. (i) Loans shall generally be terminable on demand. With the prior approval of Company, however, Loans may be made on the basis of a reasonably anticipated termination date ("Term Loan") and without providing for the right of substitution of equivalent securities; provided, however, that all loans established pursuant to this Agreement shall terminate no more than one year from the date of origination of such loan. Termination of a Term Loan prior to its anticipated termination date by either Company or Borrower may result in the terminating party having to pay the non-terminating party damages based on the cost of obtaining a replacement loan. (ii) Chase shall terminate any Loan of Securities to a Borrower as soon as practicable after: (a) receipt by Chase of a notice of termination of the respective MSLA;
(b) receipt by Chase of Written Instructions directing it to terminate a Loan;
(c) receipt by Chase of Written Instructions instructing it to delete from Appendix 1 the Borrower to whom such Loan was made; (d) receipt by Chase of Written instructions advising that the Security subject to a Loan is no longer subject to the representations contained in Section 3 hereof; (e) receipt by Chase of notice advising that an Event of Default (as defined in the applicable
MSLA) has occurred and is continuing beyond any applicable grace period; (f) whenever Chase, in its sole discretion, elects to terminate such Loan other than a Term Loan; or (g) termination of the Agreement. (iii) If Securities which are the subject of a Loan being terminated are to be sold by Company, Written Instructions shall in no event be given to Chase later than the time and date as set forth in Appendix 5 hereto. Chase shall not be liable for any fails occurring on a settlement date for sale of Securities if timely notice is not given by Company as provided in this Section, and shall not be liable in any event (except as provided in sec.7) for failure of a Borrower to return Securities on Loan in a timely fashion.

     (i) Recordkeeping and Reports. Chase shall establish and maintain such records as are reasonably necessary to account for Loans that are made, the income derived therefrom, and the collateral held with respect thereto. Chase shall provide Company with a monthly statement describing the Loans made during the preceding month, and the income derived from Loans, during the period covered by such statement. A party shall comply with the reasonable requests of the other party for information necessary to the requester's performance of its duties hereunder.

Section 6 -- Default by Borrower

     (a) Chase may assume (unless it has actual knowledge to the contrary) that any representations made by a Borrower in connection with any Loan are true, that no event which is or may become an Event of Default (as defined in the applicable MSLA) has occurred and that a Borrower has complied with its obligations under the applicable MSLA. Subject to Sections 5(f) and 7(b) through
(c), Chase shall have no responsibility for the accuracy or completeness of any information supplied, or for any breach of any obligation, by any Borrower under or in connection with any MSLA or Loan. Chase shall not be liable as a result of taking or omitting to take any action provided that Chase shall have carried out its responsibilities hereunder in good faith. (b) If any Borrower with respect to any Loan effected pursuant hereto and pursuant to the applicable MSLA fails to return any loaned Securities when due thereunder for reasons other than relating to the solvency of the Borrower, Chase shall then take whatever action it deems appropriate in accordance with general market practice and Chase's reasonable judgment, including, but not necessarily limited to, claiming compensation from such Borrower on behalf of Company in the event a trade executed by Company fails on account of such Borrower's failure timely to have returned Securities on Loan or, where Chase deems it necessary, such other action as may be permitted by the applicable MSLA, including collecting any applicable penalties or fines. (c) If any Borrower with respect to any Loan effected pursuant hereto and pursuant to the applicable MSLA fails to return any Securities on Loan when due thereunder for reasons relating to the solvency of the Borrower, Chase shall take such action as it deems appropriate in accordance with Chase's reasonable judgment under the applicable MSLA.

Section 7 -- Standard of Care, Liabilities, Indemnification

     (a) Standard of care. Liabilities. Except as provided in sec.5(f) and paragraphs (b) and (c) hereof, Chase shall not be liable for any costs, expenses, damages, liabilities or claims (including attorneys' and accountants' fees) incurred by Company, except those costs, expenses, damages, liabilities and claims arising out of the negligence, bad faith or willful misconduct of Chase. Chase shall have no obligation hereunder for: (i) costs, expenses, damages, liabilities or claims (including attorneys' and accountants' fees), which are sustained or incurred by Company by reason of any action or inaction by any pricing service, any Depository or a Triparty Institution or their respective successors or nominee; and (ii) any failure to perform any obligation due to any matters beyond the control of Chase. In no event shall Chase be liable for indirect or consequential damages or lost profits or loss of business, arising hereunder or in connection herewith, even if previously informed of the possibility of such damages and regardless of the form of action.

     Except for any costs or expenses incurred by Chase in performing its obligations pursuant to 5(f) and paragraphs (b) and (c) hereof and ordinary operating expenses incurred by Chase in providing services hereunder, Company shall indemnify Chase and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including reasonable fees and expenses of counsel, which Chase may sustain or incur or which may be asserted against Chase by reason of or as a result of any action taken or omitted by Chase in connection with operating under this Agreement or enforcing Company's rights under the applicable MSLA, Other than those costs, expenses, damages, liabilities or claims arising out of the negligence, bad faith or willful misconduct of Chase. The foregoing indemnity shall be a continuing obligation of the Company, its successors and assigns, notwithstanding the termination of any Loans hereunder or of this Agreement. Chase may charge any amounts to which it is entitled hereunder against the Account, and Company shall be entitled to an accounting of all amounts so charged. Actions taken or omitted in reliance upon Proper Instructions, or upon any information, order, indenture, stock certificate, power of attorney, assignment affidavit or other instrument reasonably believed by Chase, in good faith, to be genuine or bearing the signature of a person or persons believed, in good faith, to be authorized to sign, countersign or execute the same, shall be conclusively presumed to have taken or omitted in good faith.

     (b) Indemnification of Company in respect of Distributions. If the Borrower in respect of any Loan effected pursuant hereto and pursuant to the applicable MSLA fails to deliver any non-cash Distributions with respect to Securities on Loan as and when requested to do so by Chase as provided in Section 5(f) hereof, Chase shall, (x) with respect to U.S. Securities at its option, credit such non-cash Distribution or an amount equivalent thereto to Company's account on the date it is due, or (y) with respect to Foreign Securities at its option, either (i) purchase replacement securities (of an equal amount of the same issue, class, type or series as the Distribution) on the principal market in which such securities are traded or (ii) credit Company's account, with the Market Value in Dollars of such Distributions on the due date as determined by Chase in good faith.

     (c) Indemnification of Company in respect of Securities.

          (i) U.S. Securities. If the Borrower in respect of any Loan of U.S. Securities effected pursuant hereto and pursuant to the applicable MSLA fails to return any Securities on Loan to Chase for the Account when due thereunder (the "Return Date") which is the date of default, then Chase shall, at its expense (subject to paragraph (c) hereof) deposit replacement Securities of the same issue, type, class and series to the Account, as soon as practicable. If Chase is unable to obtain replacement Securities, Chase will credit Company's account in Dollars with the Market Value of such loaned Securities on the credit date (including, in the case of debt Securities, accrued interest up to and including the credit date). If the Market Value of the Collateral at the time of default by the Borrower on a credit date is less than that which is required to purchase replacement securities of to credit Company's account, with the Market Value in Dollars of the Loaned Securities as a result of a decrease in the Market Value of Authorized Investments, Chase will not be responsible for that decrease and will deposit replacement securities or credit Company's account, with the Market Value of such Loaned Securities only to an amount net of the decrease in Market Value of Authorized Investments. With respect to and to the extent that a Loan is made against Letter of Credit Collateral, in the event of a default by both the issuer of the Letter of Credit and the Borrower, Chase will not be responsible for any resulting decrease in the Market Value of such Letter of Credit Collateral or have any obligation to either contribute to or otherwise provide for any resulting Collateral deficiency.

          (ii) Foreign Securities. If the Borrower in respect of any Loan of Foreign Securities effected pursuant hereto and pursuant to the applicable MSLA fails to return any Securities on Loan to Chase for the Account on the Return Date, Chase will, at Chase's sole election and at its expense (subject to paragraph (c) hereof), as soon as practicable, either (x) deposit replacement Securities of the same issue, type, class and series to the Account or (y) credit to Company's Account, in Dollars with the difference ("Difference") (where a positive number), if any, between (xx) the market value of such lent Securities on the Return Date (including, in the case of debt Securities, accrued but unpaid interest), and (yy) in the case of Loans collateralized by (I) Cash Collateral, the greater of (A) the Market Value of the Cash Collateral on the date of initial pledge as adjusted for any subsequent marks-to-market through the Return Date and (B) the Market Value of Authorized Investments on the Return Date, (B) non-Cash Collateral comprising securities Collateral, the Market Value of such Collateral on the Return Date, or (iii) non-Cash Collateral comprising Letter of Credit Collateral, the Market Value of the Letter of Credit Collateral on the date of initial pledge as adjusted for any subsequent marks-to-market through the Return Date. Market Value shall be determined by Chase in accordance with the applicable MLSA, including the computation of Dollar equivalents where Securities on Loan and/or Collateral (and Proceeds) are denominated in a currency other than Dollar. Where Cash Collateral and non-Cash Collateral have each been allocated to a Loan as of the Return Date, the Difference payable by Chase shall be computed in accordance with the foregoing as if there had been two Loans in effect on the Return Date, one collateralized by Cash Collateral and the other collateralized by non-Cash Collateral.

     (c) Subrogation. If Chase makes a payment or a purchase pursuant to Sections 5(f) or 7(b), Chase shall, to the extent of such payment or purchase, be subrogated to, and Company shall assign and be deemed to have assigned to Chase, all of its rights in, to and against the Borrower (and any guarantor thereof) in respect of such Loan, any Collateral pledged the Borrower in respect of such Loan (including any Letters of Credit and the issuers thereof), and all proceeds of such Collateral. In the event that Company receives or is credited with any payment, benefit or value from or on behalf of the Borrower in respect of rights to which Chase is subrogated as providers herein, Company shall promptly remit or pay to Chase the same (or its Dollar equivalent).

Section 8 -- Chase Compensation

     Company shall pay fees to Chase on such terms as Chase and Company may agree from time to time in writing.

Section 9 -- Taxes

     Company shall be responsible for all filings, tax returns and reports on any Loans undertaken by Chase on Company's behalf which are to be made to any authority whether governmental or otherwise and for the payment of all unpaid calls, taxes (including, without limitation, any value added tax), imposts, levies or duties due on any principal or interest, or any other liability or payment arising out of or in connection with any Securities or any Collateral. In so far as Chase is under any obligation (whether of a governmental nature or otherwise) to pay the same on Company's behalf, Chase may do so out of any monies or assets held by it pursuant to the terms of the Custody Agreement or hereunder.

Section 10 -- Instructions

     (a)(i) Written Instructions. "Written Instructions" shall mean written communications actually received by Chase from an Authorized Person or from a person reasonably believed by Chase to be an Authorized Person by letter, memorandum, telegram, cable, telex, telecopy facsimile, computer, video (CRT) terminal or other on-line system, or any other method reasonably acceptable to Chase and whereby Chase is able to verify with a reasonable degree of certainty the identity of the sender of such communicate or which communications are transmitted with proper testing or authentication pursuant to terms and conditions which Chase may specify. (ii) Oral Instructions. "Oral Instructions" shall mean oral communications actually received by Chase from an Authorized Person or from a person reasonably believed by Chase to be an Authorized Person. Oral Instructions shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person), but Company will hold Chase harmless for the failure of an Authorized Person to send such confirmation in writing, the failure of such confirmation to conform to the Oral Instructions received, or Chase's failure to produce such confirmation at any subsequent time. Company shall be responsible for safeguarding any testkeys, identification codes or other security devices which Chase may make available to Company or its Authorized Persons. (iii) "Original Written Instructions" shall mean written instructions bearing two original signatures of officers of the Company, one of which must be the president or any senior or group vice president of the Company, and the second of which may be any of the foregoing officers or any Assistant Treasurer or Assistant Secretary of the Company. Notwithstanding anything in this Agreement to the contrary, any delivery of assets from the Account not in connection with a Loan, other than a delivery to a custody account or cash account of the Company held at Chase, shall be made only on receipt of Original Written Instructions by Chase. The Company shall indemnify Chase and hold it harmless from any claim, expense or damages based on Chase's refusal to make such delivery pending Chase's verification that such Original Written Instructions are genuine.

     (b) Unless otherwise expressly provided, all Proper Instructions shall continue in full force and effect until canceled or superseded.

Section 11 -- Pricing Services

     Chase may use any pricing service referred to in an applicable MSLA and any other recognized pricing service (including itself and any of its affiliates) in order to perform its valuation responsibilities with respect to Securities, Collateral and Authorized Investments and Company shall hold Chase harmless from and against any loss or damage suffered or incurred as a result of errors or omissions of any such pricing service.

Section 12 -- Termination

     This Agreement has been approved by the Board of Directors of the Company ("Directors"), including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Chase or the Company on November 2, 1998, and by a majority of the outstanding voting securities of the Company on the date hereof, and shall continue in effect from year to year thereafter (unless sooner terminated as hereinafter provided), provided its continuance is specifically approved at least annually by (1) the Board of Directors of the Company or the vote of a majority of the outstanding voting securities of the Company and (2) the vote of the majority of the Directors of the Company who are not "interested persons" (as defined in the 1940 Act) of Chase or the Company cast in person at a meeting called for the purpose of voting upon such approval, provided, however, that (a) the Company may at any time and without the payment of any penalty, terminate this Agreement upon 30 days' written notice to Chase either by majority of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; provided, however, (i) that the Company shall be under no obligation to apply for or render assistance to any other person who applies for such exemptive order in the event of such assignment and (ii) that in the event that such exemptive order is obtained, this Agreement may nevertheless be immediately terminated, without penalty, by the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of the Company; and (c) Chase may terminate this Agreement without payment of penalty on 30 days' written notice to the Company. Notwithstanding any such notice, this Agreement shall continue in full force and effect with respect to all Loans outstanding on the termination date, which Loans shall, however, be terminated as soon as reasonably practicable.

Section 13 -- Miscellaneous

     (a) Legal proceedings. Chase may refrain from bringing any legal action or proceeding arising out of or in connection with any Loan until it shall have received such security as it may require for all costs, expenses (including legal fees) and liabilities which it will or may expend or incur in relation thereto.

     (b) Integration. Agreement to Govern. This Agreement and the Custody Agreement contain the complete agreement of the parties with respect to the subject matter hereof and supersede and replace any previously made proposals, representatives, warranties or agreements with respect thereto by the parties. In the event of any conflict between this Agreement and the Custody Agreement, this Agreement shall govern.

     (c) Notices. Unless expressly provided herein to the contrary, notices hereunder shall be in writing, and delivered by telecopier, overnight express mail, first-class postage prepaid, delivered personally or by receipted courier service. All such notices which are mailed shall be deemed delivered on receipt. Notices shall be addressed as follows (or to such other address as a party may from time to time designate on notice duly given in accordance with this paragraph): notices to Chase shall be addressed to it at, 4 New York Plaza, New York, New York, 10004, Attention: Securities Lending Division; notices to be given to Company shall be addressed to it at its offices at CNA Plaza, 23 South, Chicago, Illinois 60685, Attention: Money Desk

     (d) Amendments. Waiver. This Agreement may be modified only by a written amendment signed by both parties, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

     (e) Governing Law. Consent to Jurisdiction. Waiver of Immunity. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Chase and Company each hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder and Company hereby waives any claim of forum non conveniens to the extent that it may lawfully do so. To the extent that in any jurisdiction Company may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, Company irrevocably shall not claim, and it hereby waives, such immunity.

     (f) Counterparts. Headings. This Agreement may be executed in several counterparts, each one of which shall constitute an original, and all collectively shall constitute but one instrument. The headings of the sections hereof are included for convenience of reference only and do not form part of this Agreement.

     (g) Severability. Any provisions of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above-written.

CNA INCOME SHARES, INC.                   THE CHASE MANHATTAN BANK

By:                                                    By:
    -------------------------------------------------      ----------------------------------------------------
Title: Vice President
                                                       Title:
                                                             --------------------------------------------------

By:
    -------------------------------------------------
Title: Secretary


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
1. Election of Directors            FOR all nominees     [ ]      WITHHOLD AUTHORITY to vote          [ ]      *EXCEPTION        [ ]
                                    listed below                  for all nominees listed below

Nominees: E. Bottum, F. Cole, E. Davidson, R. Dubberke, M. McGirrt and D. Taylor
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME ON
THE LINE PROVIDED BELOW.)

*Exceptions ________________________________________________________________________________________________________________________

2. Approval of the continuation of the Investment Advisory           3. Approval of the appointment of the Chase Manhattan Bank as
   Agreement as amended, between the Company and Continental            a sub-investment advisor of the Company for the purpose of
   Assurance Company.                                                   engaging in repurchase, reverse repurchase and securities
                                                                        lending arrangements on behalf of the Company.

   FOR [ ]           AGAINST [ ]           ABSTAIN [ ]                  FOR [ ]             AGAINST [ ]              ABSTAIN [ ]

4. Ratification of the selection of Deloitte & Touche LLP as         5. In their discretion, the Proxies are authorized to vote upon
   independent auditors for the Company.                                such other business as may properly come before the meeting.

   FOR [ ]           AGAINST [ ]            ABSTAIN [ ]                 FOR [ ]             AGAINST [ ]             ABSTAIN [ ]


                                                                                           Change of Address and
                                                                                           or Comments Mark here            [ ]

                                                                               Please sign exactly as name appears at left. When
                                                                               shares are held by joint tenants, both should sign.
                                                                               When signing as attorney, executor, administrator,
                                                                               trustee or guardian, please give full title as such.
                                                                               If a corporation, please sign in full corporate name
                                                                               by President or other authorized officer. If a
                                                                               partnership, please sign in partnership name by
                                                                               authorized person.

                                                                               Dated:________________________________________ , 1999
                                                                               _____________________________________________________
                                                                                                    Signature
                                                                               _____________________________________________________
                                                                                           Signature, if held jointly

                                                                               VOTES MUST BE INDICATED
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.     (X) IN BLACK OR BLUE INK.    [ ]



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

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                                CNA INCOME SHARES, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

             FOR THE ANNUAL MEETING OF STOCKHOLDERS, APRIL 23, 1999

         Richard W. Dubberke, Lynne Gugenheim and Marilou R. McGirr, or any of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned as fully as the undersigned could do if personally present at the Annual Meeting of Stockholders of CNA Income Shares, Inc. (the "Company") to be held April 23, 1999, at CNA Plaza, 333 South Wabash Avenue, Chicago, Illinois, in Room 305, at 2:00 P.M. Chicago Time and at any and all adjournments on the matters indicated on the reverse hereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2,3, AND 4.


                       Continued and to be signed and dated on the reverse side.

                                             CNA INCOME SHARES, INC.
                                             P.O. BOX 11058
                                             NEW YORK, N.Y. 10203-0058

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